Exhibit 99.1

Harbor Custom Development, Inc. Projects $47 Million in 2020 Revenue and $70 Million in 2021

Gig Harbor, Washington , Nov. 23, 2020 (GLOBE NEWSWIRE) – Harbor Custom Development, Inc. (“Harbor,” “Harbor Custom Homes®,” or the “Company”), (NASDAQ:HCDI), an innovative and market leading real estate company involved in all aspects of the land development cycle, today announced that its 2020 gross revenues are projected to be $47 Million and that 2021 gross revenues are estimated at $70 Million.

Chief Executive Officer Sterling Griffin stated, “I am very proud of our management team and their ability to execute Harbor Custom Homes® stated business plan. Our extraordinary growth is a direct result of management’s focused efforts combined with favorable market conditions, including low interest rates, urban flight, and a growing work from home labor force. These projections are based on closed transactions and estimated revenue associated with currently owned, controlled or anticipated inventory in Washington State”

About Harbor Custom Development, Inc.

Harbor Custom Development, Inc., DBA Harbor Custom Homes®, is a real estate development company involved in all aspects of the land development cycle including land acquisition, entitlements, construction of project infrastructure, home building, marketing, sales, and management of various residential projects in Western Washington’s Puget Sound region. Harbor has active or recently sold out residential communities in Gig Harbor, Bremerton, Silverdale, Bainbridge Island, and Allyn in the state of Washington. Harbor Custom Development’s business strategy is to acquire and develop land strategically, based on an understanding of population growth patterns, entitlement restrictions, infrastructure development, and geo-economic forces. Harbor focuses on real estate within target markets with convenient access to metropolitan areas that are generally characterized by diverse economic and employment bases and increasing populations. For more information on Harbor Custom Development, Inc., please visit harborcustomhomes.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, but are not limited to, expectations of future operating results and ﬁnancial performance, including GAAP and non-GAAP guidance for the year ending December 31, 2020 and the year ending December 31, 2021, the calculation of certain of our key ﬁnancial and operating metrics and expectations regarding sales of inventory, as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantiﬁed. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate, “predict,” “target,” “project,” “intend,” “potential,” “would,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology that concern our expectations, strategy, priorities, plans, or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. These forward-looking statements are subject to various risks and uncertainties, including without limitation complications due to COVID-19 which could cause delays in dates of completion or closings, and those risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission. Thus, actual results could be materially different. This document includes statements of summarized financial projections. There will be differences between the projected and actual results because events and circumstances frequently do not occur as expected and those differences may be material. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations

Hanover International

IR@Harborcustomdev.com
866-744-0974